SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 8, 1997
                                                  ---------------

                           BURLINGTON INDUSTRIES, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 1-10984                56-1584586
   -----------------------       ------------         -------------------
      (State or other            (Commission           (I.R.S. Employer
      jurisdiction of            File Number)         Identification No.)
       incorporation)


 3330 West Friendly Avenue, Greensboro, North Carolina       27410
 ---------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)

                                 (910) 379-2000
  ----------------------------------------------------------------------------
               Registrant's telephone number, including area code

Item 5.  Other Events
         ------------

     Incorporated by reference herein is the Press Release of Burlington Industries, Inc. ("Burlington") dated August 7, 1997, announcing that it will issue $150,000,000 principal amount of its 7.25% Fixed Rate Senior Debentures Due August 1, 2027, at a price of 99.402% plus accrued interest.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------
    (c)  Exhibits.
         ---------

     1. Underwriting Agreement dated August 7, 1997 between Burlington and the Underwriters named therein.

     4.   Form of 7.25% Fixed Rate Senior Debenture.


     99.  Press release dated August 7, 1997.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BURLINGTON INDUSTRIES, INC.



                                   By /s/ Barbara K. Eisenberg
                                      -----------------------------
                                      Name:  Barbara K. Eisenberg
                                      Title: Vice President and
                                             Secretary

Date:  August 8, 1997








                                       3